UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 27, 2006


                             AMERICAN SKIING COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                       1-13057                  04-3373730
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               136 HEBER AVENUE, SUITE 303, PARK CITY, UTAH 84060
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (435) 615-0340


                                       N/A
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

                  On March 27, 2006 Grand Summit Resort Properties, Inc., a wholly-owned subsidiary of American Skiing Company, issued a press release announcing the results of the previously announced auction of certain remaining unsold developer inventory at the Steamboat Grand Resort Hotel & Condominiums. The press release is furnished as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of American Skiing Company whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.

       (c)   Exhibits

       Exhibit 99.1  Press release, dated March 27, 2006 (furnished pursuant to
                     Item 8.01).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 28, 2006                American Skiing Company



                                     By:    /s/ Foster A. Stewart, Jr.
                                            --------------------------
                                     Name:  Foster A. Stewart, Jr.
                                     Title: Senior Vice President and
                                            General Counsel


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                                INDEX TO EXHIBITS


     99.1         Press Release, dated March 27, 2006.